EXHIBIT 10.2

GRANTED

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

NORFOLK COUNTY RETIREMENT
SYSTEM, on behalf of itself and all
other similarly situated stockholders of
FURMANITE CORPORATION,

Plaintiff,
C.A. No. 10727-VCG
v.

SANGWOO AHN, KATHLEEN
COCHRAN, KEVIN R. JOST, JOE
MILLIRON AND RALPH PATITUCCI,

Defendants,

and

FURMANITE CORPORATION,

Nominal Defendant.

STIPULATION AND [PROPOSED] ORDER REGARDING NOTICE OF
PAYMENT OF ATTORNEYS’ FEES AND EXPENSES AND DISMISSAL
OF THE ABOVE-CAPTIONED ACTION
WHEREAS, on February 7, 2015, plaintiff Norfolk County Retirement System (“Plaintiff”) filed the above-captioned action (the “Action”) seeking, inter alia, a Court order requiring the board of directors (the “Board”) of Furmanite Corporation (“Furmanite” or the “Company”) to amend, repeal, or redeem the “dead hand” provision in the Company’s stockholder rights plan (the “Rights

Plan”) before the Company’s 2015 annual meeting (the “2015 Annual Meeting”) (TRANSACTION ID 56837834);
WHEREAS, on March 9, 2015, Furmanite filed a Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) disclosing that on March 4, 2015, the Board amended the Rights Plan such that it expired on March 6, 2015 (the “Amendment”), i.e., prior to the Annual Meeting, thereby mooting the Action;
WHEREAS, on March 19, 2015, the Court dismissed the Action but retained jurisdiction solely for the purpose of determining Plaintiff’s counsel’s application for an award of attorneys’ fees and reimbursement of expenses (the “Dismissal”) (Transaction ID 56943325);
WHEREAS, at the time the Court ordered the Dismissal, no attorneys’ fees were promised to Plaintiff’s counsel, and there was no promise that any attorneys’ fees at all would be agreed to by defendants;
WHEREAS, subsequent to the Dismissal, the parties engaged in negotiations regarding the payment of attorneys’ fees to Plaintiff’s counsel;
WHEREAS, Furmanite has agreed to pay Plaintiff’s counsel a fee of $300,000;
WHEREAS, the Court has not passed on the amount of the fee;
WHEREAS, the parties now seek an order from the Court closing the Action;

IT IS HEREBY STIPULATED AND AGREED, subject to the approval of the Court, that:
1.    Furmanite shall, upon entry of this Stipulation and Order (the “Order”), file the Order as an attachment to the Company’s Form 10-Q for the quarter ended June 30, 2015, which Furmanite anticipates filing with the SEC on or before August 10, 2015. The filing of this Order constitutes adequate notice for purposes of Rule 23(e) (the “Notice”);
2.    The Company shall file with the Court an affidavit that the Notice has been made (the “Affidavit”) in accordance with paragraph 1 above no later than three calendar days after the Notice is publicly filed;
3.    Upon the filing of the Affidavit,

a.	The Court will no longer retain jurisdiction over the Action;

b.	Under Court of Chancery Rule 54, the Dismissal will be final; and

c.	The Action will be closed for all purposes.
4.    Furmanite shall pay Plaintiff’s counsel fees in the amount of $300,000 within seven business days of the date of the entry of the Order to an account designated by Plaintiff’s counsel.

Dated: June 5, 2015	LABATON SUCHAROW LLP

	By	/s/ Ned Weinberger
Christine S. Azar (#4170)
Of Counsel:		Ned Weinberger (#5256)
300 Delaware Ave., Suite 1340
Jeremy Friedman		Wilmington, DE 19801
Spencer Oster		(302) 573-2540
FRIEDMAN OSTER PLLC
240 East 79th Street, Suite A	Counsel for Plaintiff Norfolk County
New York, NY 10075	Retirement System
(888) 529-1108

ROSS ARONSTAM & MORITZ LLP

	By	/s/ Garrett B. Moritz
Garrett B. Moritz (#5646)
Of Counsel:		100 S. West Street, Suite 400
Wilmington, Delaware 19801
William Savitt		(302) 576-1600
WACHTELL, LIPTON,
ROSEN & KATZ	Counsel for Defendants Furmanite
51 West 52nd Street	Corporation, Sangwoo Ahn, Kathleen
New York, NY 10019	Cochran, Kevin R. Jost, Joe Milliron,
(212) 403-1000	and Ralph Patitucci

SO ORDERED this ______ day of _____, 2015.

Vice Chancellor

This document constitutes a ruling of the court and should be treated as such.

Court:	DE Court of Chancery Civil Action

Judge:	Sam Glasscock

File & Serve Transaction ID:	57342154

Current Date:	Jul 06, 2015

Case Number:	10727-VCG

Case Name:	Norfolk County Retirement System vs Sangwoo Ahn & Furmanite Corp et al

Court Authorizer:	Glasscock, Sam

/s/ Judge Glasscock, Sam